UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  (Date of Earliest Event Reported): July 7, 2011

ROCK-TENN COMPANY
(Exact name of registrant as specified in charter)

Georgia	1-12613	62-0342590

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On July 7, 2011, Rock-Tenn Company (“RockTenn”) issued a press release announcing that it filed a counterclaim in the pending Smurfit-Stone shareholder class action lawsuit.

As previously disclosed in the joint proxy statement/prospectus of Smurfit-Stone Container Corporation (“Smurfit-Stone”) and RockTenn to approve the acquisition by RockTenn of Smurfit-Stone, three complaints on behalf of the same putative class of Smurfit-Stone stockholders were filed in the Delaware Court of Chancery challenging the acquisition by RockTenn of Smurfit-Stone:  Marks v. Smurfit-Stone Container Corp., et al., Case No. 6164 (filed February 2, 2011); Spencer v. Moore, et al., Case No. 6299 (filed March 21, 2011); and Gould v. Smurfit-Stone Container Corp., et al., Case No. 6291 (filed March 17, 2011).  On March 24, 2011, these cases were consolidated under Case No. 6164, plaintiffs Marks and Spencer were appointed lead plaintiffs, and the complaint in Spencer was designated as the operative complaint.  In the Spencer complaint, plaintiffs name as defendants RockTenn, the former members of the Smurfit-Stone board of directors and Sam Acquisition, LLC (now known as RockTenn CP, LLC, a wholly owned subsidiary of RockTenn that is the successor to Smurfit-Stone).  The plaintiffs allege, among other things, that the consideration paid by RockTenn to acquire Smurfit-Stone was inadequate and unfair to Smurfit-Stone stockholders, that the February 24, 2011 preliminary joint proxy statement/prospectus contained misleading or inadequate disclosures regarding the acquisition by RockTenn of Smurfit-Stone, that the individual defendants breached their fiduciary duties in approving the acquisition by RockTenn of Smurfit-Stone and that those breaches were aided and abetted by RockTenn and Sam Acquisition, LLC.  On May 2, 2011, the court granted class certification, appointing the lead plaintiffs and their counsel to represent a class of all record and beneficial holders of Smurfit-Stone common stock as of January 23, 2011 or their successors in interest, but excluding the named defendants and any person, firm, trust, corporation or other entity related to or affiliated with any of the defendants.  During argument in connection with the preliminary injunction sought by the plaintiffs, the plaintiffs acknowledged that their claims concerning the adequacy of the disclosures in the February 24, 2011 preliminary joint proxy statement/prospectus were moot in light of subsequent disclosures made by Smurfit-Stone and RockTenn.  On May 20, 2011, the court denied the plaintiffs’ request for a preliminary injunction preventing the completion of the acquisition, finding that the plaintiffs had failed to demonstrate a likelihood of success with respect to the merits of their claims, that the requisite showing of irreparable harm had not been made and that the balance of the equities counseled against granting the injunction.  On July 7, 2011, RockTenn filed a counterclaim in this case seeking a declaration that the plaintiffs are not entitled to damages or the imposition of any other remedy with respect to an error in Smurfit-Stone’s proxy statement relating to appraisal rights.

Also as previously disclosed in the joint proxy statement/prospectus, on February 17, 2011, a putative class action complaint asserting similar claims was filed against RockTenn, Smurfit-Stone, the former members of the Smurfit-Stone board of directors and Sam Acquisition, LLC (now known as RockTenn CP, LLC, a wholly owned subsidiary of RockTenn that is the successor to Smurfit-Stone) in the United States District Court for the Northern District of Illinois under the caption of Dabrowski v. Smurfit-Stone Container Corp., et al., C.A. No. 1:11-cv-01136.  On April 22, 2011, the plaintiff filed an amended complaint alleging, among other things, that the consideration paid by RockTenn to acquire Smurfit-Stone was inadequate and unfair to Smurfit-Stone stockholders, that Smurfit-Stone and the individual defendants breached their fiduciary duties in approving the acquisition by RockTenn of Smurfit-Stone and that those breaches were aided and abetted by RockTenn and Sam Acquisition, LLC.  The plaintiff in Dabrowski also alleges that the March 31, 2011 amended joint proxy statement/prospectus contains misleading or inadequate disclosures constituting violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934.  The plaintiff in Dabrowski seeks monetary and equitable relief.

Also as previously disclosed in the joint proxy statement/prospectus, four complaints on behalf of the same putative class of Smurfit-Stone stockholders are currently pending in the Circuit Court for Cook County, Illinois challenging the acquisition by RockTenn of Smurfit-Stone:  Gold v. Smurfit-Stone Container Corp., et al., No. 11-CH-3371 (filed January 26, 2011); Roseman v. Smurfit-Stone Container Corp., et al., No. 11-CH-3519 (filed January 27, 2011); Findley v. Smurfit-Stone Container Corp., et al., No. 11-CH-3726 (filed January 28, 2011); and Czech v. Smurfit-Stone Container Corp., et al., No. 11-CH-4282 (filed February 4, 2011).  On February 10, 2011, these cases were consolidated together, and on March 4, 2011, plaintiffs in the consolidated action filed an amended complaint.  The amended complaint names as defendants RockTenn, Smurfit-Stone and the former members of the Smurfit-Stone board of directors.  The amended complaint alleges, among other things, that the consideration paid by RockTenn to acquire Smurfit-Stone was inadequate and unfair to Smurfit-Stone stockholders, that the February 24, 2011 preliminary joint proxy statement/prospectus contained misleading or inadequate disclosures, that the individual defendants breached their fiduciary duties in approving the acquisition by RockTenn of Smurfit-Stone and that those breaches were aided and abetted by RockTenn and Smurfit-Stone.  The amended complaint seeks equitable relief.  On April 21, 2011, the court stayed this consolidated matter pending resolution of the Delaware plaintiffs’ motion for preliminary injunction (discussed above) or until further order of the court.

RockTenn is continuing to vigorously defend against all claims made against RockTenn, Smurfit-Stone and the former directors of Smurfit-Stone arising out of this acquisition.  RockTenn cannot currently estimate the losses, if any, that will result from these claims.  No assurance can be given that the final resolution of these claims will not be material to RockTenn.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release, dated July 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 7, 2011

ROCK-TENN COMPANY
(Registrant)

		By:	/s/ Robert B. McIntosh
Name: Robert B. McIntosh

Title: Executive Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number and Description

99.1 July 7, 2011 Press Release